                                                                        Exhibit 32.2

                                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                                             PURSUANT TO 18 U.S.C. SECTION 1350,

                                         AS ADOPTED PURSUANT TO SECTION 906

                                           OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Minichiello, Chief Financial Officer of Manchester Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Manchester Inc., for the fiscal year ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Manchester Inc.

/s/ Paul Minichiello

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Paul Minichiello

Chief Financial Officer

February 28, 2005